SEMI ANNUAL REPORT
TEMPLETON FOREIGN FUND
[PHOTO OF NAVIGATION TOOLS AND MAP]

                                                               February 28, 2001


[FRANKLIN TEMPLETON LOGO]


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Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF JEFFREY A. EVERETT]


JEFFREY A. EVERETT, CFA

Portfolio Manager
Templeton Foreign Fund


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SHAREHOLDER LETTER


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Your Fund's Goal: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located outside the United States, including emerging markets.
--------------------------------------------------------------------------------


Dear Shareholder:


This semiannual report of Templeton Foreign Fund covers the period ended February 28, 2001. During the six months under review, the decelerating U.S. economy and a sagging equity market lowered global economic growth and contributed to the worsening global investment outlook. As the U.S. economy slowed, American consumers and corporations bought less foreign manufactured goods, which meant other nations' exports decreased. This also caused U.S. plants operating overseas to cut production and to lay off workers, further hurting consumer confidence and the local economies.

Concerns over a slowing global economy, a stream of unfavorable corporate announcements, deteriorating consumer confidence and uncertainty about the


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.


CONTENTS


Shareholder Letter .........................................................   1

Performance Summary ........................................................   8

Financial Highlights & Statement of Investments ............................  11

Financial Statements .......................................................  21

Notes to Financial  Statements .............................................  24


FUND CATEGORY
[PYRAMID GRAPHIC]



PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Europe                                         51.1%
Asia                                           23.5%
North America                                  10.7%
Latin America                                   7.2%
Australia & New Zealand                         4.6%
Short-Term Investments & Other Net Assets       2.9%


outcome of the U.S. presidential election resulted in significantly lower equity prices worldwide. Nearly all major barometers of stock performance ended 2000 in negative territory, and so far in 2001 most of them remained in the doldrums at period-end. Notable exceptions were some of Asia's biggest losers in 2000, as local stock market indexes in South Korea, Thailand, Taiwan and the Philippines produced double-digit gains from January 1 through February 28, 2001. Local equity indexes in Venezuela, Mexico and Argentina recorded less lofty but still positive gains. However, for the six months ended February 28, 2001, these markets fell overall.

Partially due to weaker global growth, momentum investors began reassigning their strategy during the period's final few months, and started to look more closely at stock prices in relationship to such fundamentals as earnings and cash flow. This shift was beneficial to many of our holdings, which were priced well below the broader market's earnings multiples as measured by our benchmark, the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia, Far East
(EAFE) Index.(1)

Despite the nervousness and inherent volatility that prevailed in the world's stock markets during the period, Templeton remained true to its time-tested investment philosophy of


1. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe, Australasia, Far East (EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2

PAGE


searching the globe for undervalued securities. We sought to use this historically volatile period as an opportunity to add stocks we believed would benefit the Fund over the long term and sell stocks we believed had become too expensive. Our strategies helped the Fund's performance during the period. Additionally, we benefited from investors' renewed interest in valuation fundamentals, from which we never deviated. Templeton Foreign Fund - Class A produced a cumulative total return of 1.26% for the six-month period ended February 28, 2001, as shown in the Performance Summary beginning on page 8. In contrast, the MSCI EAFE Index returned -14.87% during the same period.(1)

The Fund benefited from our stock selections in many countries, particularly the U.K. and Germany. In the U.K., Hepworth, a maker of building materials; Safeway, a supermarket chain; Alliance & Leicester, a bank; and Powergen and Thames Water Group, two utilities, were among the largest contributors to the portfolio's solid performance. Germany's E.On, a utility; Volkswagen, the auto maker; and BASF, a chemical company, also bolstered the Fund's returns. In addition, many regions' banks and utilities, two typically important sectors for a value investor such as Templeton, performed well during the reporting period, with the biggest contributors coming from Europe.

TOP 10 COUNTRIES
Based on Equity Investments
2/28/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                       16.2%

Hong Kong                                                                  11.8%

Germany                                                                     7.6%

Japan                                                                       6.3%

Sweden                                                                      6.0%

Spain                                                                       4.9%

Netherlands                                                                 4.3%

Australia                                                                   4.2%

France                                                                      4.0%

Finland                                                                     3.6%


                                                                               3
PAGE


TOP 10 EQUITY HOLDINGS
2/28/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
National Australia Bank Ltd.                                                2.4%
Banks, Australia

Cheung Kong Holdings Ltd.                                                   2.1%
Real Estate, Hong Kong

HSBC Holdings PLC                                                           2.0%
Banks, Hong Kong

Volkswagen AG, pfd.                                                         1.9%
Automobiles, Germany

Unilever PLC                                                                1.9%
Food Products, U.K.

Australia & New Zealand
Banking Group Ltd.                                                          1.9%
Banks, Australia

Iberdrola SA, Br.                                                           1.7%
Electric Utilities, Spain

Fuji Photo Film Co. Ltd.                                                    1.7%
Leisure Equipment & Products, Japan

Deutsche Bank AG                                                            1.7%
Banks, Germany

E.On AG                                                                     1.7%
Electric Utilities, Germany

On the other hand, detracting from performance were some of the holdings in large, well-known Japanese companies, such as Nippon Telegraph & Telephone
(NTT), a telecommunications provider, and Hitachi, an electronics maker. We believe that Japan's lingering political, economic and structural problems continue to hamper stock prices there; however, we remain comfortable with our current holdings, particularly NTT, whose 67% ownership in DoCoMo, a Japanese mobile phone operator, was worth more than NTT's market capitalization at period-end. In addition to the Japanese holdings, the Fund's South Korean stocks also fell, among them Hyundai Electronics, LG Electronics and Korea Electric Power, adversely affecting the Fund's performance. We still like Hyundai Electronics and LG Electronics because we see excellent opportunities for long-term stock appreciation.

During the reporting period, we added to our positions in Anglo/Dutch consumer products company Unilever, Japan's NTT, and Mexican telecommunications provider Telmex. We sold our positions in France-based communications company Alcatel and pharmaceutical firm Aventis, the U.K.'s Thames Water Group, and Dutch banking concern ING Groep. We also trimmed our position in Hong Kong financial conglomerate HSBC Holdings, whose share price reached an all-time high just as global credit concerns were increasing quite rapidly.

Looking forward, we are optimistic about our investment prospects in Europe, where privatization and tax reform have been taking place. We are more cautious about Japan generally,


4

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where we believe more tangible economic, political and structural changes are needed before we commit more assets to companies in that country. However, we firmly believe in diversification and are prepared to take advantage of promising opportunities regardless of their particular locations.

We expect stock market volatility to remain high over the near term, and based on our fundamental long-term outlook for individual securities, we are prepared to capitalize on unusually low valuations. We also expect that companies who found themselves with large unsold inventories after a weak fourth quarter in 2000 will continue to lower these inventories and reduce their production to more reasonable levels. In addition, we are maintaining a keen eye on companies' balance sheets, particularly those in the telecommunications industry, where we believe many companies are carrying a considerable amount of debt.

Of course, there are special risks involved with foreign investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,364% in the past 13 calendar years, but has suffered five quarterly declines of more than 15% during that time.(2)


2. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors. The index is capitalization-weighted.


                                                                               5


PAGE


While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Foreign Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,


/s/ Jeffrey A. Everett


Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


6

PAGE


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Effective January 1, 2001, Jeff Everett assumed primary responsibility for investments in Templeton Foreign Fund. Assisting him are Dale Winner and Murdo Murchison.

JEFF EVERETT is the Chief Investment Officer-Retail for the Templeton Global Equity Group. In this role he oversees all portfolio management responsibilities for the group and directs the group's day-to-day activities. He joined Templeton in 1989 and has managed Templeton World Fund since 1996. He also serves as lead manager of several large offshore accounts and mutual funds. Mr. Everett's direct research duties include coverage of France and non-U.S. real estate.

Mr. Everett holds a bachelor of science degree in finance from Pennsylvania State University. He is a Chartered Financial Analyst (CFA) Charterholder, and a member of the International Society of Financial Analysts (ISFA) and the Association of Investment Management and Research (AIMR).

DALE WINNER is a vice president, portfolio manager and research analyst who manages separate accounts and mutual fund accounts with global mandates. He joined Templeton in 1995. He is the lead manager for Templeton International Fund and has research responsibility for the aerospace and defense industries, as well as electrical equipment and industrial conglomerates. He is also responsible for country coverage of eastern Europe and Russia. Prior to joining Templeton, Mr. Winner was a trust officer at J. P. Morgan and has been a credit analyst at Mitsui Trust, in London.

Mr. Winner earned his LLB from Reading University, England. He is a Chartered Financial Analyst (CFA) Charterholder.

MURDO MURCHISON joined Templeton in 1993. He currently is senior vice president, with research responsibilities for the consumer electronics industry as well as European banks. Mr. Murchison's direct portfolio responsibilities include being the lead portfolio manager for Templeton Growth Fund.

Prior to joining Templeton, Mr. Murchison obtained his bachelor of law degree, with honors, at Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. His investment career began in 1987 with Schroder Investment Management Ltd. in London, where he was an investment analyst responsible for the oil, gas and mining sectors of the U.K. and North America. He has also practiced as a lawyer with a Scottish law firm based in Edinburgh.

Mr. Murchison is a Chartered Financial Analyst (CFA) Charterholder and an Associate Member of the Institute of Investment Management & Research (AIIMR).
--------------------------------------------------------------------------------


                                                                               7

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PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                               CHANGE              2/28/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.33            $10.23         $10.56
DISTRIBUTIONS (9/1/00-2/28/01)
Dividend Income                        $0.2295
Short-Term Capital Gain                $0.1042
Long-Term Capital Gain                 $0.1039
                                       -------
       Total                           $0.4376

CLASS B                                CHANGE             2/28/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.30            $10.13         $10.43
DISTRIBUTIONS (9/1/00-2/28/01)
Dividend Income                        $0.1681
Short-Term Capital Gain                $0.1042
Long-Term Capital Gain                 $0.1039
                                       -------
       Total                           $0.3762

CLASS C                                CHANGE             2/28/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.28            $10.11         $10.39
DISTRIBUTIONS (9/1/00-2/28/01)
Dividend Income                        $0.1469
Short-Term Capital Gain                $0.1042
Long-Term Capital Gain                 $0.1039
                                       -------
       Total                           $0.3550

ADVISOR CLASS                          CHANGE             2/28/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.34            $10.22         $10.56
DISTRIBUTIONS (9/1/00-2/28/01)
Dividend Income                        $0.2572
Short-Term Capital Gain                $0.1042
Long-Term Capital Gain                 $0.1039
                                       -------
       Total                           $0.4653


8


PAGE

PERFORMANCE

CLASS A                               6-MONTH      1-YEAR        5-YEAR     10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)               1.26%       5.15%        52.49%     160.51%
Average Annual Total Return(2)          -4.52%      -0.90%         7.53%       9.40%
Value of $10,000 Investment(3)         $9,548      $9,910       $14,377     $24,552
Avg. Ann. Total Return (3/31/01)(4)                -11.56%         5.85%       8.83%

                                                                           INCEPTION
CLASS B                                             6-MONTH       1-YEAR     (1/1/99)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                            0.93%         4.33%      30.48%
Average Annual Total Return(2)                       -2.95%         0.33%      11.89%
Value of $10,000 Investment(3)                      $9,705       $10,033     $12,748
Avg. Ann. Total Return (3/31/01)(4)                               -10.45%       7.73%

                                                                           INCEPTION
CLASS C                               6-MONTH      1-YEAR        5-YEAR      (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)               0.91%       4.32%         46.85%      62.79%
Average Annual Total Return(2)          -1.02%       2.31%          7.76%       8.53%
Value of $10,000 Investment(3)         $9,898     $10,231        $14,532     $16,121
Avg. Ann. Total Return (3/31/01)(4)                 -8.76%          6.09%       7.06%

ADVISOR CLASS(5)                      6-MONTH      1-YEAR         5-YEAR     10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)               1.45%       5.45%         55.46%     165.58%
Average Annual Total Return(2)           1.45%       5.45%          9.23%      10.26%
Value of $10,000 Investment(3)        $10,145     $10,545        $15,546     $26,558
Avg. Ann. Total Return (3/31/01)(4)                 -5.96%          7.53%      12.48%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 37.20% and 7.90%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


                                                                               9

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TEMPLETON FOREIGN FUND


CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $119,648 on February 28, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2001.*


                                     [CHART]

This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton Foreign Fund Class A compared with the CPI, from inception on October 5, 1982, through February 28, 2001.*

TEMPLETON FOREIGN FUND - CLASS A

                   PRINCIPAL +    PRINCIPAL +   TOTAL VALUE      CPI      PRINCIPAL     INCOME    CAP GAINS     CPI
                    DIVIDENDS      CAP GAINS
      10/05/1982   $     9,423    $     9,423   $     9,423    $10,000    $   9,423     $     0   $       0
      12/31/1982   $     9,823    $     9,823   $     9,823    $ 9,965    $   9,823     $     0   $       0    -0.35%
      12/31/1983   $    13,362    $    13,217   $    13,410    $10,343    $  13,169     $   193   $      48     3.79%
      12/31/1984   $    13,094    $    12,759   $    13,250    $10,751    $  12,603     $   491   $     156     3.95%
      12/31/1985   $    16,566    $    15,735   $    16,812    $11,160    $  15,489     $ 1,077   $     246     3.80%
      12/31/1986   $    19,903    $    19,896   $    21,648    $11,282    $  18,151     $ 1,752   $   1,745     1.10%
      12/31/1987   $    23,252    $    24,190   $    27,006    $11,782    $  20,436     $ 2,816   $   3,754     4.43%
      12/31/1988   $    26,865    $    28,790   $    32,946    $12,303    $  22,709     $ 4,156   $   6,081     4.42%
      12/31/1989   $    33,854    $    36,619   $    43,006    $12,875    $  27,467     $ 6,387   $   9,152     4.65%
      12/31/1990   $    31,870    $    34,542   $    41,712    $13,662    $  24,700     $ 7,170   $   9,842     6.11%
      12/31/1991   $    36,198    $    40,076   $    49,325    $14,080    $  26,949     $ 9,249   $  13,127     3.06%
      12/31/1992   $    34,964    $    39,496   $    49,372    $14,488    $  25,088     $ 9,876   $  14,408     2.90%
      12/31/1993   $    47,393    $    53,489   $    67,549    $14,886    $  33,333     $14,060   $  20,156     2.75%
      12/31/1994   $    45,397    $    53,552   $    67,783    $15,284    $  31,166     $14,231   $  22,386     2.67%
      12/31/1995   $    49,210    $    58,571   $    75,343    $15,672    $  32,438     $16,772   $  26,133     2.54%
      12/31/1996   $    57,909    $    67,602   $    88,903    $16,192    $  36,608     $21,301   $  30,994     3.32%
      12/31/1997   $    58,220    $    71,753   $    94,815    $16,468    $  35,158     $23,062   $  36,595     1.70%
      12/31/1998   $    51,688    $    68,140   $    90,181    $16,733    $  29,647     $22,041   $  38,493     1.61%
      12/31/1999   $    72,959    $    92,229   $   125,541    $17,181    $  39,647     $33,312   $  52,582     2.68%
      12/31/2000   $    69,994    $    87,478   $   120,935    $17,764    $  36,537     $33,457   $  50,941     3.39%
      02/28/2001   $    69,249    $    86,547   $   119,648    $17,947    $  36,148     $33,101   $  50,399     1.03%


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers three other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.


               Past performance does not guarantee future results.


10

PAGE

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                           FEBRUARY 28, 2001   ------------------------------------------------------------------
                                              (UNAUDITED)         2000          1999          1998          1997          1996
                                           --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
 period)
Net asset value, beginning of period...            $10.56           $10.49         $8.43        $11.40         $9.97        $9.62
                                           --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income.................               .07              .23           .27           .30           .32          .27
 Net realized and unrealized gains
  (losses).............................               .04              .25          2.82         (2.11)         1.56          .69
                                           --------------------------------------------------------------------------------------
Total from investment operations.......               .11              .48          3.09         (1.81)         1.88          .96
                                           --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income.................              (.23)            (.32)         (.26)         (.32)         (.28)        (.25)
 Net realized gains....................              (.21)            (.09)         (.77)         (.84)         (.17)        (.36)
                                           --------------------------------------------------------------------------------------
Total distributions....................              (.44)            (.41)        (1.03)        (1.16)         (.45)        (.61)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period.........            $10.23           $10.56        $10.49         $8.43        $11.40        $9.97
                                           ======================================================================================
Total Return*..........................             1.26%            4.79%        40.36%        (17.89)%      19.55%       10.68%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)......       $10,173,815      $11,489,339   $11,940,654   $10,745,504   $14,367,787   $9,602,209
Ratios to average net assets:
 Expenses..............................             1.14%**          1.15%         1.13%         1.12%         1.08%        1.12%
 Net investment income.................             1.31%**          2.14%         2.92%         2.79%         3.28%        3.09%
Portfolio turnover rate................             8.34%           44.77%        26.11%        38.27%        37.28%       15.91%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              11

PAGE

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                 CLASS B
                                                                ------------------------------------------
                                                                SIX MONTHS ENDED     YEAR ENDED AUGUST 31,
                                                                FEBRUARY 28, 2001    ---------------------
                                                                   (UNAUDITED)        2000          1999+
                                                                ------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $10.43          $10.43         $8.39
                                                                ------------------------------------------
Income from investment operations:
 Net investment income......................................             .03             .16           .14
 Net realized and unrealized gains..........................             .05             .23          1.90
                                                                ------------------------------------------
Total from investment operations............................             .08             .39          2.04
                                                                ------------------------------------------
Less distributions from:
 Net investment income......................................            (.17)           (.30)           --
 Net realized gains.........................................            (.21)           (.09)           --
                                                                ------------------------------------------
Total distributions.........................................            (.38)           (.39)           --
                                                                ------------------------------------------
Net asset value, end of period..............................          $10.13          $10.43        $10.43
                                                                ==========================================
Total Return*...............................................            .93%           3.99%        24.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $59,399         $53,313       $16,765
Ratios to average net assets:
 Expenses...................................................           1.88%**         1.90%         1.91%**
 Net investment income......................................            .53%**         1.54%         2.14%**
Portfolio turnover rate.....................................           8.34%          44.77%        26.11%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
 12

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                CLASS C
                                          -----------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2001   ---------------------------------------------------------------
                                             (UNAUDITED)         2000         1999         1998          1997          1996
                                          -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout
 the period)
Net asset value, beginning of
  period..............................           $10.39           $10.31        $8.30       $11.25         $9.87        $9.59
                                          -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income................              .03              .14          .19          .22           .26          .30
 Net realized and unrealized gains
  (losses)............................              .05              .25         2.79        (2.07)         1.52          .58
                                          -----------------------------------------------------------------------------------
Total from investment operations......              .08              .39         2.98        (1.85)         1.78          .88
                                          -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income................             (.15)            (.22)        (.20)        (.26)         (.23)        (.24)
 Net realized gains...................             (.21)            (.09)        (.77)        (.84)         (.17)        (.36)
                                          -----------------------------------------------------------------------------------
Total distributions...................             (.36)            (.31)        (.97)       (1.10)         (.40)        (.60)
                                          -----------------------------------------------------------------------------------
Net asset value, end of period........           $10.11           $10.39       $10.31        $8.30        $11.25        $9.87
                                          ===================================================================================
Total Return*.........................             .91%            3.94%       39.45%       (18.46)%      18.65%        9.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....       $1,014,701       $1,127,869   $1,196,084   $1,159,810    $1,303,639     $527,443
Ratios to average net assets:
 Expenses.............................            1.88%**          1.90%        1.88%        1.87%         1.83%        1.87%
 Net investment income................             .56%**          1.39%        2.15%        2.07%         2.62%        2.63%
Portfolio turnover rate...............            8.34%           44.77%       26.11%       38.27%        37.28%       15.91%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              13

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                            ADVISOR CLASS
                                             ----------------------------------------------------------------------------
                                             SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2001       ----------------------------------------------------
                                                (UNAUDITED)            2000          1999           1998          1997+
                                             ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.....          $10.56              $10.50         $8.44         $11.42         $10.26
                                             ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................             .08                 .26           .29            .33            .07
 Net realized and unrealized gains
   (losses)..............................             .05                 .24          2.81          (2.12)          1.09
                                             ----------------------------------------------------------------------------
Total from investment operations.........             .13                 .50          3.10          (1.79)          1.16
                                             ----------------------------------------------------------------------------
Less distributions from:
 Net investment income...................            (.26)               (.35)         (.27)          (.35)            --
 Net realized gains......................            (.21)               (.09)         (.77)          (.84)            --
                                             ----------------------------------------------------------------------------
Total distributions......................            (.47)               (.44)        (1.04)         (1.19)            --
                                             ----------------------------------------------------------------------------
Net asset value, end of period...........          $10.22              $10.56        $10.50          $8.44         $11.42
                                             ============================================================================
Total Return*............................           1.45%               5.03%        40.65%       (17.75)%         11.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........        $115,014            $117,129       $77,203        $50,022       $139,100
Ratios to average net assets:
 Expenses................................            .89%**              .90%          .88%           .87%           .83%**
 Net investment income...................           1.55%**             2.45%         3.18%          3.08%          3.37%**
Portfolio turnover rate..................           8.34%              44.77%        26.11%         38.27%         37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1998.
                       See Notes to Financial Statements.
 14

PAGE


TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.7%
AEROSPACE & DEFENSE 2.5%
BAE Systems PLC.............................................    United Kingdom        24,421,868     $   105,843,593
Rolls-Royce PLC.............................................    United Kingdom        53,219,493         152,936,194
Saab AB, B..................................................        Sweden             2,306,750          20,401,266
                                                                                                     ---------------
                                                                                                         279,181,053
                                                                                                     ---------------
AIRLINES 1.9%
Sas Sverige AB..............................................        Sweden             3,000,000          29,887,161
Singapore Airlines Ltd. ....................................      Singapore           22,479,200         190,720,110
                                                                                                     ---------------
                                                                                                         220,607,271
                                                                                                     ---------------
AUTO COMPONENTS 2.0%
Autoliv Inc., SDR...........................................        Sweden             4,400,000          78,723,188
Michelin SA, B..............................................        France             3,800,000         145,020,829
                                                                                                     ---------------
                                                                                                         223,744,017
                                                                                                     ---------------
AUTOMOBILES 1.8%
Bayerische Motorenwerke AG BMW..............................       Germany             2,646,300          92,231,013
Regie Nationale des Usines Renault SA.......................        France             2,000,000         107,409,213
Volkswagen AG...............................................       Germany               168,350           9,211,466
                                                                                                     ---------------
                                                                                                         208,851,692
                                                                                                     ---------------
BANKS 11.5%
Alliance & Leicester PLC....................................    United Kingdom        11,000,000         108,277,086
Australia & New Zealand Banking Group Ltd. .................      Australia           26,076,108         211,440,832
Banco Popular Espanol SA....................................        Spain              3,968,034         140,523,058
Deutsche Bank AG............................................       Germany             2,320,000         192,012,359
Foreningssparbanken AB, A...................................        Sweden             5,000,000          68,364,339
Guoco Group Ltd. ...........................................      Hong Kong           16,478,500          49,013,603
HSBC Holdings PLC...........................................      Hong Kong           16,534,036         222,576,415
National Australia Bank Ltd. ...............................      Australia           16,982,574         267,843,725
Nordea AB...................................................        Sweden             7,100,000          51,967,063
                                                                                                     ---------------
                                                                                                       1,312,018,480
                                                                                                     ---------------
BEVERAGES .8%
PanAmerican Beverages Inc., A...............................        Mexico             5,202,900          94,692,780
                                                                                                     ---------------
BUILDING PRODUCTS 1.2%
+Hepworth PLC...............................................    United Kingdom        21,012,458          85,763,898
Novar PLC...................................................    United Kingdom         6,546,802          18,459,383
Pilkington PLC..............................................    United Kingdom        15,289,406          26,737,055
                                                                                                     ---------------
                                                                                                         130,960,336
                                                                                                     ---------------

                                                                              15
PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 5.2%
Agrium Inc. ................................................        Canada               789,445     $    10,491,724
Akzo Nobel NV...............................................     Netherlands           3,350,000         162,350,680
BASF AG.....................................................       Germany             3,520,000         157,965,110
DSM NV, Br. ................................................     Netherlands           4,338,885         162,713,674
+*Elementis PLC.............................................    United Kingdom        28,738,196          41,033,250
Laporte PLC.................................................    United Kingdom         6,000,000          60,012,115
                                                                                                     ---------------
                                                                                                         594,566,553
                                                                                                     ---------------
COMMERCIAL SERVICES & SUPPLIES .2%
*Chubb PLC..................................................    United Kingdom         6,615,000          14,501,558
*Kidde PLC..................................................    United Kingdom         6,615,000           7,608,548
Societe BIC SA..............................................        France                 9,438             400,978
                                                                                                     ---------------
                                                                                                          22,511,084
                                                                                                     ---------------
COMPUTERS & PERIPHERALS .6%
Fujitsu Ltd. ...............................................        Japan              5,010,000          68,639,499
                                                                                                     ---------------
*CONSTRUCTION & ENGINEERING .1%
Kvaerner ASA, 144A..........................................        Norway             1,165,620           8,991,367
                                                                                                     ---------------
CONSTRUCTION MATERIALS .7%
Cemex SA, ADR...............................................        Mexico             2,872,879          60,531,561
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong           11,000,000          19,884,870
                                                                                                     ---------------
                                                                                                          80,416,431
                                                                                                     ---------------
CONTAINERS & PACKAGING .3%
Assidoman AB................................................        Sweden             1,524,720          29,139,713
*Assidoman AB, Redemption Shares............................        Sweden               356,180           6,825,244
                                                                                                     ---------------
                                                                                                          35,964,957
                                                                                                     ---------------
DIVERSIFIED FINANCIALS 2.0%
Nomura Securities Co. Ltd. .................................        Japan              3,553,000          69,821,092
Swire Pacific Ltd., A.......................................      Hong Kong           23,589,900         161,804,594
                                                                                                     ---------------
                                                                                                         231,625,686
                                                                                                     ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.6%
Nippon Telegraph & Telephone Corp. .........................        Japan                 23,603         154,542,853
Nortel Inversora SA, B, ADR.................................      Argentina              562,600           6,728,696
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina            3,228,900          52,275,891
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand          20,000,000          44,140,650
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico             4,645,350         149,858,991
                                                                                                     ---------------
                                                                                                         407,547,081
                                                                                                     ---------------
ELECTRIC UTILITIES 9.9%
*AES Corp. .................................................    United States             31,694           1,710,525
CLP Holdings Ltd. ..........................................      Hong Kong           29,375,600         154,035,570
E.On AG.....................................................       Germany             3,750,000         191,391,630

 16

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES (CONT.)
Electrabel SA...............................................       Belgium               362,420     $    81,987,181
Endesa SA...................................................        Spain              4,500,000          77,011,854
Hong Kong Electric Holdings Ltd.............................      Hong Kong           39,578,200         149,434,991
Iberdrola SA, Br. ..........................................        Spain             13,066,700         197,064,528
Innogy Holdings PLC.........................................    United Kingdom        12,000,000          33,662,167
International Power PLC.....................................    United Kingdom        12,000,000          40,844,583
Korea Electric Power Corp. .................................     South Korea           4,405,980          90,290,795
National Grid Group PLC.....................................    United Kingdom         2,870,293          23,968,785
Powergen PLC................................................    United Kingdom         9,300,000          87,251,211
                                                                                                     ---------------
                                                                                                       1,128,653,820
                                                                                                     ---------------
ELECTRICAL EQUIPMENT .8%
ABB Ltd. ...................................................     Switzerland             732,908          61,317,809
+GP Batteries International Ltd. ...........................      Singapore            6,240,398           6,797,040
Makita Corp. ...............................................        Japan              3,965,700          24,816,265
                                                                                                     ---------------
                                                                                                          92,931,114
                                                                                                     ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .7%
Hitachi Ltd. ...............................................        Japan              9,153,000          79,984,867
                                                                                                     ---------------
FOOD & DRUG RETAILING 1.8%
Dairy Farm International Holdings Ltd. .....................      Hong Kong           35,531,983          18,654,291
Safeway PLC.................................................    United Kingdom        43,183,892         182,797,858
                                                                                                     ---------------
                                                                                                         201,452,149
                                                                                                     ---------------
FOOD PRODUCTS 2.4%
Kikkoman Corp. .............................................        Japan              3,815,000          26,832,985
Northern Foods PLC..........................................    United Kingdom        15,268,667          30,003,979
Unilever PLC................................................    United Kingdom        28,200,000         212,508,654
                                                                                                     ---------------
                                                                                                         269,345,618
                                                                                                     ---------------
GAS UTILITIES 1.4%
TransCanada PipeLines Ltd. .................................        Canada            10,209,053         124,912,178
Transportadora de Gas del Sur SA, B, ADR....................      Argentina            5,377,500          39,793,500
                                                                                                     ---------------
                                                                                                         164,705,678
                                                                                                     ---------------
HOTELS RESTAURANTS & LEISURE .4%
Grand Hotel Holdings Ltd. ..................................      Hong Kong           26,358,000           3,548,238
Shangri-La Asia Ltd. .......................................      Hong Kong           44,210,000          43,643,765
                                                                                                     ---------------
                                                                                                          47,192,003
                                                                                                     ---------------
HOUSEHOLD DURABLES .2%
LG Electronics Inc. ........................................     South Korea           2,000,000          22,645,722
                                                                                                     ---------------

                                                                              17

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL CONGLOMERATES 1.2%
Cookson Group PLC...........................................    United Kingdom        27,015,799     $    65,848,477
Norsk Hydro ASA.............................................        Norway             1,596,650          67,828,619
                                                                                                     ---------------
                                                                                                         133,677,096
                                                                                                     ---------------
INSURANCE 5.0%
Ace Ltd. ...................................................       Bermuda             1,596,000          58,413,600
AXA SA......................................................        France             1,000,000         126,169,041
Sampo-Leonia OYJ, A.........................................       Finland             1,050,280          55,535,621
Scor........................................................        France             1,402,080          69,367,135
XL Capital Ltd., A..........................................       Bermuda             1,449,000         110,138,490
Zurich Financial Services AG................................     Switzerland             302,832         144,644,815
                                                                                                     ---------------
                                                                                                         564,268,702
                                                                                                     ---------------
LEISURE EQUIPMENT & PRODUCTS 1.7%
Fuji Photo Film Co. Ltd. ...................................        Japan              5,300,000         192,037,171
                                                                                                     ---------------
MACHINERY 3.0%
METSO OYJ...................................................       Finland             5,571,422          60,713,196
Sandvik AB..................................................        Sweden             5,665,050         133,319,007
SKF AB, A...................................................        Sweden             1,579,633          24,327,986
SKF AB, B...................................................        Sweden               389,720           6,735,021
Volvo AB, B.................................................        Sweden             6,285,000         118,518,603
                                                                                                     ---------------
                                                                                                         343,613,813
                                                                                                     ---------------
MARINE .3%
Koninklijke Vopak NV........................................     Netherlands           1,302,048          30,173,537
                                                                                                     ---------------
MEDIA 1.2%
South China Morning Post Holdings Ltd. .....................      Hong Kong           44,910,400          32,243,777
South China Morning Post Holdings Ltd., 144A................      Hong Kong           31,530,000          22,637,213
Wolters Kluwer NV...........................................     Netherlands           3,592,270          86,186,995
                                                                                                     ---------------
                                                                                                         141,067,985
                                                                                                     ---------------
METALS & MINING 1.9%
Barrick Gold Corp. .........................................        Canada             5,300,000          85,967,468
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil             1,483,275          50,817,002
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             952,595          76,718,041
                                                                                                     ---------------
                                                                                                         213,502,511
                                                                                                     ---------------
MULTILINE RETAIL 1.1%
Marks & Spencer PLC.........................................    United Kingdom        36,000,000         126,298,027
                                                                                                     ---------------

 18

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS 5.0%
*CNOOC Ltd., ADR............................................        China                995,400     $    16,971,570
Eni SpA.....................................................        Italy             19,080,000         123,874,456
Husky Energy Inc. ..........................................        Canada             2,641,471          23,640,027
PetroChina Co. Ltd., H......................................        China            551,016,000         102,433,775
Repsol YPF SA...............................................        Spain              8,030,000         136,611,092
Shell Transport & Trading Co. PLC...........................    United Kingdom        19,774,404         163,702,952
                                                                                                     ---------------
                                                                                                         567,233,872
                                                                                                     ---------------
PAPER & FOREST PRODUCTS 4.0%
Holmen Aktiebolag AB, B.....................................        Sweden             3,666,800         109,962,997
Metsa Serla OY, B...........................................       Finland             2,859,000          19,587,054
Norske Skogindustrier ASA, A................................        Norway             1,091,200          41,842,549
Stora Enso OYJ, R (EUR Traded)..............................       Finland             5,654,331          57,716,887
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland             5,763,250          62,008,612
UPM-Kymmene Corp. ..........................................       Finland             5,217,834         158,344,465
                                                                                                     ---------------
                                                                                                         449,462,564
                                                                                                     ---------------
PHARMACEUTICALS .5%
Ono Pharmaceutical Co. Ltd. ................................        Japan              1,500,000          51,920,372
                                                                                                     ---------------
REAL ESTATE 4.0%
Amoy Properties Ltd. .......................................      Hong Kong           23,791,900          26,537,459
Cheung Kong Holdings Ltd. ..................................      Hong Kong           19,976,401         242,024,884
Hang Lung Development Co. Ltd. .............................      Hong Kong           56,816,000          61,551,456
New World Development Co. Ltd. .............................      Hong Kong           19,473,380          32,830,542
Slough Estates PLC..........................................    United Kingdom         7,000,000          41,998,385
Wereldhave NV...............................................     Netherlands             839,694          44,902,390
                                                                                                     ---------------
                                                                                                         449,845,116
                                                                                                     ---------------
ROAD & RAIL .6%
East Japan Railway Co. .....................................        Japan                  6,000          33,709,877
Seino Transportation Co. Ltd. ..............................        Japan              1,385,000           5,655,953
Stagecoach Holdings PLC.....................................    United Kingdom        32,000,000          34,267,913
                                                                                                     ---------------
                                                                                                          73,633,743
                                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS .1%
Hyundai Electronics Industries Co. .........................     South Korea           5,000,000          14,950,961
                                                                                                     ---------------
SPECIALTY RETAIL 1.0%
Best Denki Co. Ltd. ........................................        Japan              2,023,140          10,090,259
+W.H. Smith PLC.............................................    United Kingdom        13,164,130         100,388,452
                                                                                                     ---------------
                                                                                                         110,478,711
                                                                                                     ---------------
TEXTILES & APPAREL .5%
Yue Yuen Industrial Holdings Ltd. ..........................      Hong Kong           27,581,400          51,980,997
                                                                                                     ---------------

                                                                              19


PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRADING COMPANIES & DISTRIBUTORS .2%
Samsung Corp. ..............................................     South Korea           4,000,000     $    22,805,199
                                                                                                     ---------------
TRANSPORTATION INFRASTRUCTURE .6%
BAA PLC.....................................................    United Kingdom         7,479,211          70,708,186
                                                                                                     ---------------
WIRELESS TELECOMMUNICATION SERVICES 1.8%
*America Movil SA de CV, L, ADR.............................        Mexico             4,645,350          83,151,765
SK Telecom Co. Ltd., ADR....................................     South Korea           3,873,796          75,500,284
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong           27,127,800          42,952,901
                                                                                                     ---------------
                                                                                                         201,604,950
                                                                                                     ---------------
TOTAL COMMON STOCKS (COST $9,276,815,742)...................                                           9,736,492,771
                                                                                                     ---------------
PREFERRED STOCKS 4.4%
Brasil Telecom Participacoes SA, ADR, pfd. .................        Brazil               930,000          48,592,500
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             1,550,500          39,692,800
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil               949,420          24,438,215
Embratel Participacoes SA, ADR, pfd. .......................        Brazil               100,000           1,210,000
Petroleo Brasileiro SA, pfd. ...............................        Brazil             6,400,000         171,971,617
Volkswagen AG, pfd. ........................................       Germany             6,551,340         214,777,292
                                                                                                     ---------------
TOTAL PREFERRED STOCKS (COST $465,446,399)..................                                             500,682,424
                                                                                                     ---------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
BONDS 7.0%
U.S. Treasury Bonds:
  8.75%, 8/15/20............................................    United States     $  150,000,000         207,982,800
  7.50%, 11/15/24...........................................    United States        150,000,000         188,949,450
  6.75%, 8/15/26............................................    United States        175,000,000         203,847,700
  6.625%, 2/15/27...........................................    United States        175,000,000         201,143,600
                                                                                                     ---------------
TOTAL BONDS (COST $712,019,531).............................                                             801,923,550
                                                                                                     ---------------
SHORT TERM INVESTMENTS (COST $349,017,084) 3.1%
U.S. Treasury Bills, 4.58% to 5.19%, with maturities to
  5/31/01...................................................    United States        351,602,000         349,137,328
                                                                                                     ---------------
TOTAL INVESTMENTS (COST $10,803,298,756) 100.2%.............                                          11,388,236,073
OTHER ASSETS, LESS LIABILITIES (.2%)........................                                             (25,307,213)
                                                                                                     ---------------
TOTAL NET ASSETS 100.0%.....................................                                         $11,362,928,860
                                                                                                     ===============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
*Non-income producing.
**Securities denominated in U.S. dollars.
+Affiliated Issuers (See note 6).
                       See Notes to Financial Statements.
 20

PAGE


TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $10,803,298,756)..........................................    $11,388,236,073
 Cash.......................................................              3,851
 Receivables:
  Investment securities sold................................         11,917,590
  Capital shares sold.......................................         12,721,351
  Dividends and interest....................................         34,225,133
                                                                ---------------
      Total assets..........................................     11,447,103,998
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................          9,847,086
  Capital shares redeemed...................................         61,483,715
  To affiliates.............................................         10,205,058
 Accrued expenses...........................................          2,639,279
                                                                ---------------
      Total liabilities.....................................         84,175,138
                                                                ---------------
Net assets, at value........................................    $11,362,928,860
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $    22,554,843
 Net unrealized appreciation................................        584,937,317
 Accumulated net realized gain..............................        531,379,929
 Capital shares.............................................     10,224,056,771
                                                                ---------------
Net assets, at value........................................    $11,362,928,860
                                                                ===============
CLASS A:
 Net asset value per share ($10,173,815,106 / 994,767,679
   shares outstanding)......................................             $10.23
                                                                ===============
 Maximum offering price per share ($10.23 / 94.25%).........             $10.85
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
   ($59,398,875 / 5,864,606 shares outstanding)*............             $10.13
                                                                ===============
CLASS C:
 Net asset value per share ($1,014,700,615 / 100,347,329
   shares outstanding)*.....................................             $10.11
                                                                ===============
 Maximum offering price per share ($10.11 / 99.00%).........             $10.21
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($115,014,264 / 11,258,828 shares outstanding)...........             $10.22
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              21


PAGE


TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $7,873,728)
 Dividends..................................................    $ 96,794,153
 Interest...................................................      45,321,578
                                                                ------------
      Total investment income...............................                    $ 142,115,731
Expenses:
 Management fees (Note 3)...................................      35,485,919
 Administrative fees (Note 3)...............................       4,528,114
 Distribution fees (Note 3)
  Class A...................................................      13,017,605
  Class B...................................................         272,750
  Class C...................................................       5,101,062
 Transfer agent fees (Note 3)...............................       8,820,400
 Custodian fees.............................................       2,021,250
 Reports to shareholders....................................         190,900
 Registration and filing fees...............................          70,000
 Professional fees..........................................         130,800
 Directors' fees and expenses...............................         106,600
 Other......................................................         221,191
                                                                ------------
      Total expenses........................................                       69,966,591
                                                                                -------------
            Net investment income...........................                       72,149,140
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     247,427,506
  Foreign currency transactions.............................     (10,939,619)
                                                                ------------
      Net realized gain.....................................                      236,487,887
      Net unrealized depreciation on investments............                     (170,708,524)
                                                                                -------------
Net realized and unrealized gain............................                       65,779,363
                                                                                -------------
Net increase in net assets resulting from operations........                    $ 137,928,503
                                                                                =============

                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $    72,149,140        $   277,093,774
  Net realized gain from investments and foreign currency
   transactions.............................................         236,487,887            622,720,638
  Net unrealized depreciation on investments................        (170,708,524)          (240,218,775)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         137,928,503            659,595,637
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (239,793,472)          (360,625,808)
   Class B..................................................            (888,562)              (667,056)
   Class C..................................................         (15,165,972)           (25,163,999)
   Advisor Class............................................          (2,977,681)            (3,197,102)
  Net realized gains:
   Class A..................................................        (216,373,602)          (107,748,785)
   Class B..................................................          (1,127,541)              (236,153)
   Class C..................................................         (21,420,085)           (10,944,178)
   Advisor Class............................................          (2,482,992)              (848,770)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (500,229,907)          (509,431,851)
 Capital share transactions (Note 2):
   Class A..................................................        (987,161,171)          (588,190,701)
   Class B..................................................           7,497,687             36,451,685
   Class C..................................................         (83,641,492)           (80,162,275)
   Advisor Class............................................             885,306             38,681,733
                                                                ---------------------------------------
 Total capital share transactions...........................      (1,062,419,670)          (593,219,558)
    Net decrease in net assets..............................      (1,424,721,074)          (443,055,772)
Net assets:
 Beginning of period........................................      12,787,649,934         13,230,705,706
                                                                ---------------------------------------
 End of period..............................................     $11,362,928,860        $12,787,649,934
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................     $    22,554,843        $   209,231,390
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              23

PAGE



TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 24

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At February 28, 2001, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.5 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 28, 2001                         AUGUST 31, 2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS A SHARES:
Shares sold.....................................   391,590,433    $ 3,955,045,315          1,605,048,001    $ 16,784,247,094
Shares issued on reinvestment of
  distributions.................................    40,372,658        394,002,142             40,186,895         403,012,086
Shares redeemed.................................  (525,714,849)    (5,336,208,628)        (1,695,094,219)    (17,775,449,881)
                                                  --------------------------------------------------------------------------
Net decrease....................................   (93,751,758)   $  (987,161,171)           (49,859,323)   $   (588,190,701)
                                                  ==========================================================================

                                                                              25
PAGE


TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 28, 2001                         AUGUST 31, 2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS B SHARES:
Shares sold.....................................       993,397    $     9,971,538              3,783,812    $     39,379,639
Shares issued on reinvestment of
  distributions.................................       180,571          1,748,576                 79,936             795,360
Shares redeemed.................................      (420,867)        (4,222,427)              (359,626)         (3,723,314)
                                                  --------------------------------------------------------------------------
Net increase....................................       753,101    $     7,497,687              3,504,122    $     36,451,685
                                                  ==========================================================================

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 28, 2001                         AUGUST 31, 2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS C SHARES:
Shares sold.....................................    14,499,150    $   145,514,420             70,313,549    $    726,082,952
Shares issued on reinvestment of
  distributions.................................     3,023,766         29,227,618              2,862,681          28,369,048
Shares redeemed.................................   (25,720,691)      (258,383,530)           (80,689,588)       (834,614,275)
                                                  --------------------------------------------------------------------------
Net decrease....................................    (8,197,775)   $   (83,641,492)            (7,513,358)   $    (80,162,275)
                                                  ==========================================================================

                                                         SIX MONTHS ENDED                             YEAR ENDED
                                                         FEBRUARY 28, 2001                         AUGUST 31, 2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.....................................     3,967,127    $    39,916,986              9,544,625    $     99,653,723
Shares issued on reinvestment of
  distributions.................................       498,674          4,865,448                348,516           3,480,468
Shares redeemed.................................    (4,299,840)       (43,897,128)            (6,153,094)        (64,452,458)
                                                  --------------------------------------------------------------------------
Net increase....................................       165,961    $       885,306              3,740,047    $     38,681,733
                                                  ==========================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

 26

PAGE


TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and, 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2001, unreimbursed costs were $17,874,092. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $220,423 and $301,272, respectively.

4. INCOME TAXES

At February 28, 2001, net unrealized appreciation based on the cost of investments for income tax purposes of $10,803,965,747 was as follows:

Unrealized appreciation.....................................  $1,427,967,600
Unrealized depreciation.....................................    (843,697,274)
                                                              --------------
Net unrealized appreciation.................................  $  584,270,326
                                                              ==============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $10,589,089. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

                                                                              27

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $923,200,282 and $1,552,632,007, respectively.

6. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at February 28, 2001 were $233,982,640. For the period ended February 28, 2001, dividend income from "affiliated persons" was $3,605,952 and net realized losses from disposition of "affiliated persons" were $21,492,351.

                               NUMBER OF                                 NUMBER OF
                              SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
      NAME OF ISSUER         AUG. 31, 2000   ADDITIONS   REDUCTIONS    FEB. 28, 2001   FEB. 28, 2001   9/1/00- 2/28/01
----------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ...............    7,018,695           --    (6,229,250)       789,445                *      $  386,028
Elementis PLC..............   28,738,196           --            --     28,738,196     $ 41,033,250              --
GP Batteries International
 Ltd. .....................    6,240,398           --            --      6,240,398        6,797,040         379,656
Hepworth PLC...............   21,012,458           --            --     21,012,458       85,763,898              --
Mckechnie Group PLC........   10,052,495           --    (10,052,495)           --                *              --
W.H. Smith Group PLC.......   13,164,130           --            --     13,164,130      100,388,452       2,726,261
Yamato Kogyo Co. Ltd. .....    5,143,000           --    (5,143,000)            --                *         114,007
                                                                                       -------------------------------
TOTAL NON CONTROLLED
 AFFILIATES................                                                            $233,982,640      $3,605,952
                                                                                       ===============================

                               REALIZED
                                CAPITAL
      NAME OF ISSUER            LOSSES
---------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ...............  $ (3,235,844)
Elementis PLC..............            --
GP Batteries International
 Ltd. .....................            --
Hepworth PLC...............            --
Mckechnie Group PLC........   (14,814,763)
W.H. Smith Group PLC.......            --
Yamato Kogyo Co. Ltd. .....    (3,441,744)
                             -------------
TOTAL NON CONTROLLED
 AFFILIATES................  $(21,492,351)
                             =============

*As of February 28, 2001, no longer an affiliate.
 28

PAGE





[FRANKLIN TEMPLETON LOGO]


SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


104 S01 04/01                                [RECYCLE] Printed on recycled paper